U.S. Global GO GOLD and Precious Metal Miners ETF
Schedule of Investments
March 31, 2024 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.9%
	Australia — 16.6%
805,593	Emerald Resources NL (a)	$1,538,143
1,244,060	OceanaGold Corporation	2,810,398
1,289,228	Perseus Mining, Ltd.	1,806,265
1,586,828	Ramelius Resources, Ltd.	1,923,340
1,244,283	Regis Resources, Ltd. (a)	1,633,832
2,116,206	Silver Lake Resources, Ltd. (a)	1,709,987
2,440,244	West African Resources, Ltd. (a)	1,908,217
1,021,728	Westgold Resources, Ltd.	1,744,415
		15,074,597
	Canada — 61.2% (b)
603,206	Centerra Gold, Inc.	3,562,548
206,073	Eldorado Gold Corporation (a)(c)	2,899,447
1,074,400	Fortuna Silver Mines, Inc. (a)	4,007,512
72,107	Franco-Nevada Corporation	8,592,270
191,068	Lundin Gold, Inc.	2,685,715
1,712,344	New Gold, Inc. (a)	2,910,985
209,252	Osisko Gold Royalties, Ltd. (c)	3,435,918
714,404	Sandstorm Gold, Ltd. (c)	3,750,621
917,700	Silvercorp Metals, Inc.	2,991,702
445,600	SilverCrest Metals, Inc. (a)(c)	2,967,696
190,851	Torex Gold Resources, Inc. (a)	2,809,471
240,461	Triple Flag Precious Metals Corporation	3,474,661
339,525	Wesdome Gold Mines, Ltd. (a)	2,529,111
189,262	Wheaton Precious Metals Corporation (c)	8,919,918
		55,537,575
	Jersey — 2.0%
1,259,638	Centamin plc	1,794,940
	Peru — 2.1%
1,216,932	Hochschild Mining plc (a)	1,956,798
	South Africa — 8.1%
178,131	African Rainbow Minerals, Ltd.	1,546,937
354,261	Harmony Gold Mining Company, Ltd. - ADR (c)	2,894,312
616,622	Sibanye Stillwater, Ltd. - ADR (c)	2,904,290
		7,345,539
	United States — 9.9%
73,552	Royal Gold, Inc. (c)	8,959,369
	TOTAL COMMON STOCKS (Cost $80,285,441)	90,668,818

Units	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 18.5%
16,826,444	Mount Vernon Liquid Assets Portfolio, LLC - 5.52% (d)(e)	16,826,444
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $16,826,444)	16,826,444

Shares
	SHORT-TERM INVESTMENTS — 0.2%
152,664	First American Government Obligations Fund - Class X, 5.23% (d)	152,664
	TOTAL SHORT-TERM INVESTMENTS (Cost $152,664)	152,664

	TOTAL INVESTMENTS (Cost $97,264,549) — 118.6%	107,647,926
	Liabilities in Excess of Other Assets — (18.6)%	(16,861,559)
	NET ASSETS — 100.0%	$90,786,367

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt.

(a) Non-income producing security.
(b) To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(c) All or a portion of this security is out on loan as of March 31, 2024. The total value of securities on loan is $16,703,141 or 18.4% of net assets.
(d) Rate shown is the annualized seven-day yield as of March 31, 2024.
(e) Privately offered liquidity fund.

Summary of Fair Value Disclosure at March 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2024:

U.S. Global GO GOLD and Precious Metal Miners ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stocks	$90,668,818	$–	$–	$90,668,818
Investments Purchased with Proceeds From Securities Lending	–	16,826,444	–	16,826,444
Short-Term Investments	152,664	–	–	152,664
Total Investments in Securities	$90,821,482	$16,826,444	$–	$107,647,926

(a) See Schedule of Investments for further disaggregation of investment categories.

For the period ended March 31, 2024, the Fund did not recognize any transfers to or from Level 3.